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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ---------------


                                   FORM 8-K

             Current Report Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report  (Date of earliest event reported):  April 23, 1998.


                                7TH LEVEL, INC.
            (Exact name of registrant as specified in its charter)



                         Commission file number 0-24936



              DELAWARE                                   75-2480669
      (State of incorporation)              (I.R.S. Employer Identification No.)

    1110 EAST COLLINS BOULEVARD
            SUITE 122
        RICHARDSON, TEXAS                                   75081
(Address of principal executive offices)                  (Zip Code)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 498-8100



                                NOT APPLICABLE
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.

        On April 22, 1998, 7th Level, Inc. (the "Company") issued the press release (the "Press Release") annexed as an exhibit hereto. The Press Release is incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.
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              99.1 Press Release of 7/th/ Level, Inc. dated April 22, 1998
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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         7TH LEVEL, INC.
                                         (Registrant)


Date: April 23, 1998
                                               /s/ ROBERT ALAN EZRIN
                                         --------------------------------------
                                         Robert Alan Ezrin
                                         President, Chief Executive Officer
                                         and Director
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Index to Exhibits


99.1  Press Release of 7th Level, Inc. dated April 22, 1998